DIVESTITURES	12 Months Ended
Dec. 31, 2024
Discontinued Operations and Disposal Groups [Abstract]
DIVESTITURES	DIVESTITURES
Mobility & Materials Divestitures
On November 1, 2022, (the "Transaction Date") DuPont completed the previously announced divestiture of the majority of the historic Mobility & Materials segment, including the Engineering Polymers business line and select product lines within the Advanced Solutions and Performance Resins business lines (the “M&M Divestiture”). The Company had previously entered into a Transaction Agreement (the "Transaction Agreement") with Celanese Corporation ("Celanese") on February 17, 2022, for consideration of $11.0 billion. Cash received on the Transaction Date, as adjusted for preliminary and other adjustments, was $11.0 billion. These adjustments include approximately $500 million of cash transferred with the M&M Divestiture business for which DuPont was reimbursed at closing resulting in net proceeds of $10.5 billion.

The Company also announced on February 18, 2022, that its Board of Directors approved the divestiture of the Delrin® acetal homopolymer (H-POM) business, subject to entry into a definitive agreement and satisfaction of customary closing conditions, (the Delrin® business together with the M&M Divestiture businesses, the "M&M Businesses”). On November 1, 2023, the Company closed the sale of the Delrin® business to TJC LP ("TJC"), (the “Delrin® Divestiture”). DuPont received cash proceeds of approximately $1.28 billion, which includes certain customary transaction adjustments, a note receivable in the amount of $350 million and acquired a 19.9 percent non-controlling equity interest in Derby Group Holdings LLC, (“Derby”). The customary transaction adjustments primarily relate to $27 million of cash transferred with the Delrin® Divestiture for which DuPont was reimbursed at closing resulting in net cash proceeds of $1.25 billion. TJC, through its subsidiaries, holds the 80.1 percent controlling interest in Derby. The Company accounts for its equity interest in Derby as an equity method investment based upon its non-controlling equity interest, its $350 million intra-entity note receivable owed by an indirect, wholly owned subsidiary of Derby and its representation on the Derby board of directors. The note receivable has a maturity date of November 2031. The Company has limited continuing involvement with Derby including short term transition service agreements and insignificant sales to the Delrin® business.

As a result of the Delrin® Divestiture, and included as part of the $419 million gain on the sale, the Company initially recognized the 19.9 percent equity interest and the $350 million note receivable at fair values of $121 million and $224 million, respectively, which are recorded in "Investments and noncurrent receivables" in the Consolidated Balance Sheets. The fair value of the equity interest was determined using the enterprise value based on sales proceeds and a market approach primarily based on restricted stock studies. The fair value of the note receivable was determined using a market approach primarily based on current market interest rates for similar credit facilities and the duration of the note.

The Company determined the sales of the M&M Businesses represent a strategic shift that has a major effect on the Company’s operations and results. For the years ended December 31, 2023 and 2022 the Company recognized an after-tax gain of $480 million and $5 billion, respectively, recorded in "(Loss) income from discontinued operations, net of tax" in the Company's Consolidated Statement Operations. For the year ended December 31, 2023, $419 million is related to the gain on the sale of Delrin®, which is included in the Consolidated Statements of Cash Flows. The results of operations of the M&M Businesses are presented as discontinued operations as summarized below for all periods. The M&M Divestiture is reflected through the Transaction Date and the Delrin® Divestiture is reflected through November 1, 2023:

	For the Years Ended December 31,
In millions	2023	2022
Net sales	$460	$3,532
Cost of sales	295	2,712
Research and development expenses	3	46
Selling, general and administrative expenses	2	127
Amortization of intangibles	—	28
Acquisition, integration and separation costs [1]	195	555
Equity in earnings of nonconsolidated affiliates	—	(9)
Sundry income (expense) - net	9	4
(Loss) income from discontinued operations before income taxes	$(26)	$59
Provision for income taxes on discontinued operations	31	128
(Loss) income from discontinued operations, net of tax	$(57)	$(69)
Net (loss) income from discontinued operations attributable to noncontrolling interests	—	(4)
Gain on sale, net of tax [2]	480	5,024
Income from discontinued operations attributable to DuPont stockholders, net of tax	$423	$4,959
1. Includes costs related to the M&M Divestitures for all periods presented.
2. Gain includes purchase price adjustments related to the M&M Divestitures in 2023.
During the first quarter of 2022 after meeting the criteria to be classified as held for sale, the Company performed impairment analyses and allocated goodwill to the M&M Divestiture and Delrin® disposal groups and no impairments were identified. Refer to Note 14 for additional information. During each reporting period that the M&M Divestiture and Delrin® disposal groups were classified as held for sale, the Company assessed whether the fair value less cost to sell were less than the carrying value of each disposal group.

Pursuant to the Transaction Agreement, liabilities and assets related to the M&M Divestiture could not be directly assumed by Celanese and as a result, transferred by way of indemnification between both parties. In addition, pursuant to the Transaction Agreement, DuPont indemnifies Celanese against certain litigation, environmental, workers' compensation and other liabilities that arose prior to the transaction.

Other Discontinued Operations Activity
The Company recorded a loss from discontinued operations, net of tax, of $40 million and $71 million for the years ended December 31, 2024 and 2023, respectively, and income from discontinued operations of $4,856 million for the year ended December 31, 2022.

Discontinued operations activity consists of the following:

	For the Years Ended December 31,
In millions	2024	2023	2022
M&M Divestitures [1]	$(27)	$423	$4,955
MOU Activity [2]	(36)	(426)	(74)
Indemnification activity - environmental and legal [3]	(24)	(50)	—
Tax related matters [4]	57	—	—
Other	(10)	(18)	(25)
(Loss) income from discontinued operations, net of tax	$(40)	$(71)	$4,856
1.The year ended December 31, 2024 primarily includes separation costs and purchase price adjustments.
2.Includes the activity subject to the binding Memorandum of Understanding (“MOU”) between Chemours, Corteva Inc ("Corteva"), E. I. du Pont de Nemours and Company ("EIDP") and the Company. The year ended December 31, 2023 includes a charge related to the Water District Settlement Agreement, as defined in Note 16.
3.Primarily related to the DWDP Separation and Distribution Agreement and Letter Agreement between Corteva and EIDP. For additional information on these matters, refer to Note 16.
4.The year ended December 31, 2024 includes tax indemnification activity associated with divested businesses.

Biomaterials
In May 2022, the Company completed the sale of its Biomaterials business unit, which included the Company's equity method investment in DuPont Tate & Lyle Bio Products, to the Huafon Group. Total consideration received related to the sale was approximately $240 million. For the year ended December 31, 2022, a pre-tax gain of $26 million ($21 million net of tax) was recorded in "Sundry income (expense) - net" in the Company's Consolidated Statements of Operations. For the year ended December 31, 2022, the results of operations of the Biomaterials business unit are reported in Corporate.